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                                                                    EXHIBIT 10.6

                     CREDITANSTALT CORPORATE FINANCE, INC.

                               November 26, 1996

VIA OVERNIGHT COURIER

Mr. Oliver L. North
President and Secretary
Mr. Joseph F. Fernandez
Vice President and Treasurer
Guardian Technologies International, Inc.
45472 Holiday Drive
Sterling, Virginia  20166

Dear Mr. North and Mr. Fernandez:

     Please be advised that your November 19, 1996 request (see attached) to extend the Termination Date of the $100,000 Revolving Line of Credit Agreement dated December 7, 1995 among Guardian Technologies International, Inc., Creditanstalt Corporate Finance, Inc. and Oliver L. North, as Guarantor (the "Agreement') has been approved. All other terms and conditions of the Agreement and related documentation remain in full force and effect, including the Guaranty dated as of December 7, 1995 made by Mr. North in favor of Creditanstalt Corporate Finance, Inc. (the "Guaranty").

     We kindly request that Mr. North acknowledge the Guaranty by signing below and returning the copy of this letter to Peter Halter in the enclosed self-addressed, stamped envelope.

     If you should have any questions, please feel free to call Peter Halter at
(203)861-6582.

                                  Sincerely,

                                  CREDITANSTALT CORPORATE FINANCE, INC.

                                  By:   /s/ Peter A. Halter
                                     -----------------------------
                                        Peter A. Halter
                                        Vice President

                                  By:   /s/ Warren Seidel
                                     -----------------------------
                                        Warren Seidel
                                        Vice President

OLIVER L. NORTH PERSONAL GUARANTY ACKNOWLEDGMENT AND CONFIRMATION

I hereby acknowledge and confirm that my personal guaranty under the above-defined Guaranty remains in full force and effect.

                                  By:   /s/ Oliver L. North
                                     ------------------------------
                                       Oliver L. North
                                       Date:  November 30, 1996
enclosure



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                             GUARDIAN TECHNOLOGIES
                                 INTERNATIONAL


                                             November 19, 1996



Creditanstalt Corporate Finance, Inc.
2 Greenwich Plaza
Greenwich, CT  06830
Attention:  Dennis C. O'Dowd/Martin Mittag

Gentlemen:

     We hereby refer to that certain Agreement between us dated December 7, 1995, establishing a $100,000 Revolving Line of Credit in our favor (the "Agreement").

     We hereby request that the Termination Date set forth therein be postponed to June 30, 1997.

     Unless you shall inform us no later than ten days prior to the Termination Date that you refuse to grant such postponement, the Termination Date shall be deemed to be such new date.

Very truly yours,

Guardian Technologies International, Inc.


By:  /s/ Joseph F. Fernandez
    -------------------------------
     Joseph F. Fernandez
     Vice President